NUMBER

C

COMMON STOCK

PAR VALUE $.01

SHARES

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

CUSIP 23331A 10 9

SEE REVERSE FOR CERTAIN DEFINITIONS

D.R. HORTON, INC.

This certifies that

is the owner of

[D.R. HORTON, INC. LOGO]

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

D.R. Horton, Inc., transferable on the books of the Corporation by the holder hereof, in person or duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and the Bylaws of the Corporation, and all amendments thereto, copies of which are on file at the principal office of the Corporation to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the Corporation has caused this certificate to be signed in facsimile by its duly authorized officers and the facsimile corporate seal to be duly affixed hereto.

DATED

[SIGNATURE OF D.R. HORTON]

CHAIRMAN OF THE BOARD

[SIGNATURE OF THOMAS B. MONTANO]

ASSISTANT SECRETARY

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(New York, NY)
TRANSFER AGENT
AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

[D.R. HORTON, INC. SEAL]

D. R. HORTON, INC.

The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common	UNIF GIFT MIN ACT –	____________ Custodian ____________ (Cust) (Minor)
TEN ENT –	as tenants by the entireties		Under Uniform Gifts to Minors Act
JT TEN –	as joint tenants with right of survivorship and not as tenants in common		______________________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____

____ Shares

of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, ________________________________

X ____________________________________

(SIGNATURE)

NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. →

X ____________________________________

(SIGNATURE)

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
SIGNATURE(S) GUARANTEED BY:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Section 382 Rights Agreement between D.R. Horton, Inc. and American Stock Transfer & Trust Company, LLC, dated as of August 19, 2009 and as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of D.R. Horton, Inc. The Rights are not exercisable prior to the occurrence of certain events specified in the Rights Agreement. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire, may be amended, or may be evidenced by separate certificates and no longer be evidenced by this certificate. D.R. Horton, Inc. shall mail to the holder of the certificate a copy of the Rights change promptly after receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights that are or were beneficially owned by an Acquiring Person or any Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) may become null and void.